                                       Oppenheimer Real Asset Fund
                                Supplement dated September 30, 2004 to the
                                    Prospectus dated October 23, 2003

     This supplement  amends the Prospectus of Oppenheimer  Real Asset Fund (the
"Fund") dated October 23, 2003, and is in addition to the supplement  dated July
6, 2004. The Prospectus  supplement  dated January 5, 2004 is replaced with this supplement.

1. The  "Shareholder  Fees"  table  and  accompanying  footnotes  on page 10 are deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
                                                    Class A    Class B     Class C     Class N    Class Y
                                                     Shares      Shares      Shares     Shares     Shares
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
Maximum Sales Charge (Load)                           5.75%       None        None       None       None
on purchases (as % of offering price)
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original offering price     None1       5%2         1%3         1%4       None
or redemption proceeds)
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
Redemption Fee (as a percentage of total              2.00%      2.00%       2.00%       2.00%      2.00%
redemption proceeds)5
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. Effective  March 15, 2004, the redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)  within  30 days of  their  purchase.  See "How to Sell  Shares"  for more information on when the redemption fee will apply.

2. The  following  new section  should be added to the end of section  captioned
"HOW THE FUND IS MANAGED - Advisory Fees" on page 17:

PENDING  LITIGATION.  Six law suits have been filed as putative  derivative  and class actions against the Fund's  investment  Manager,  Distributor and Transfer
Agent,  some of the  Oppenheimer  funds,  including  the Fund,  and Directors or
Trustees of some of those funds,  excluding the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs,  improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay  brokers  to  promote  sales of  Oppenheimer  funds,  and  failed to properly  disclose the use of fund assets to make those payments in violation of the  Investment  Company  Act and  the  Investment  Advisers  Act of  1940.  The
complaints  further  allege that by  permitting  and/or  participating  in those actions,  the  defendant  Directors  breached  their  fiduciary  duties  to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004,  September 3, 2004, September 14, 2004, September
14, 2004, September 21, 2004 and September 22, 2004, respectively,  in the U. S.
District  Court for the  Southern  District  of New York.  The  complaints  seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

3. The  following  is added to the section in "About Your  Account - How to Sell
Shares" on page 29 before the sub-section  entitled  "Certain Requests Require a
Signature Guarantee."

Redemption  Fee.  Effective March 15, 2004, the Fund imposes a 2% redemption fee on the  proceeds  of Fund  shares  that  are  redeemed  within  30 days of their
purchase.   The  fee  applies  in  the  case  of  shares  redeemed  in  exchange transactions.  The redemption fee is collected by the Transfer Agent and paid to the Fund.  It is  intended  to help  offset  the  trading,  market  impact,  and administrative  costs associated with short-term money movements into and out of the Fund, and to help deter excessive short term trading.  The fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund that were acquired by exchange, the holding period is  measured  from the date the  shares  were  acquired  in the  exchange transaction. Shares held the longest will be redeemed first.

The redemption fee is not imposed on shares:

o held in omnibus accounts of a financial intermediary,  such as a broker-dealer or a retirement plan fiduciary  (however,  shares held in retirement  plans that are not in  omnibus  accounts,  Oppenheimer-sponsored  retirement  plans such as
IRAs, and 403(b)(7)  plans are subject to the fee), if those  institutions  have not  implemented  the system  changes  necessary to be capable of processing the redemption fee;

o held by investors in certain asset  allocation  programs that offer  automatic re-balancing  or  wrap-fee  or  similar  fee-based  programs  and that have been identified to the Distributor and the Transfer Agent;

o redeemed for rebalancing  transactions  under the  OppenheimerFunds  Portfolio
Builder program;

o redeemed pursuant to an OppenheimerFunds automatic withdrawal plan;

o redeemed due to the death or disability of the shareholder;

o redeemed as part of an automatic  dividend  exchange  election  established in advance of the exchange;

o redeemed to pay fees  assessed by the Fund or the Transfer  Agent  against the account;

     o  redeemed  from  accounts  for which  the  dealer,  broker  or  financial institution  of record has entered into an agreement  with the  Distributor that permits such redemptions without the imposition of these fees, such as asset allocation programs;

     o redeemed for  conversion  of Class B shares to Class A shares or pursuant to fund mergers; and

     o involuntary redemptions resulting from failure to meet account minimums.

     4. The  following  bullet is added at the end of the  section  titled  "ARE
     THERE LIMITATIONS ON EXCHANGES?" on page 32:

     o Effective  March 15, 2004,  the Fund assesses a 2% fee on the proceeds of
     Fund shares that are redeemed  (either by selling or  exchanging to another
     Oppenheimer fund) within 30 days of their purchase. Further details are set forth above.

September 30, 2004                                                 PS0735.023